-------------------------------------------------

                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                  FORM 8-K/A

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES AND EXCHANGE ACT OF 1934

               Date of Report (Date of earliest event reported)
                                August 6, 1999

                             ACE Securities Corp.
            (Exact Name of Registrant as Specified in its Charter)

    Delaware                      333-56213                     56-2088493
State or Other Jurisdiction       (Commission                (I.R.S. Employer
    Of Incorporation)             File Number)             Identification No.)

6525 Morrison Boulevard, Suite 318
     Charlotte, North Carolina                                     28211
  (Address of Principal Executive                                (Zip Code)
               Offices)

      Registrant's telephone number, including area code: (704) 365-0569

                                   No Change
         (Former Name or Former Address, if Changed Since Last Report)



Item 5.  Other Events1

         Attached as Exhibit 23.2 to this Current Report is the consent of Deloitte & Touche LLP to the use of such firm's name under the caption "Experts," and the inclusion of such firm's report dated August 6, 1999 on its audit of the balance sheet of ACE Securities Corp. Home Loan Trust 1999-A, in the Prospectus Supplement (as defined herein) relating to ACE Securities Corp. Home Loan Asset Backed Notes, Series 1999-A (the "Notes"). The Notes are offered pursuant to a prospectus supplement, dated August 6, 1999 (the "Prospectus Supplement"), and a prospectus, dated July 26, 1999 (together with the Prospectus Supplement, the "Prospectus"), which was filed with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended (the "Act"). The Notes are registered pursuant to the Act under a Registration Statement on Form S-3 (No. 333-56213) (the "Registration Statement"). This attached consent of Deloitte & Touche LLP replaces the consent of Deloitte & Touche LLP that was attached as Exhibit 23.2 to the Form 8-K that was previously filed by ACE Securities Corp. on August 12, 1999.

-------------------------
1 Capitalized terms used but not otherwise defined herein shall have the same meaning ascribed to them in the Prospectus.


Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits.

         (a)   Not applicable.

         (b)   Not applicable.

         (c)   Exhibits:

               23.2 Consent of Independent Accountants (Deloitte & Touche LLP)



                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 ACE SECURITIES CORP.

                                                 By: /s/ Elizabeth Eldridge

                                                     Name:  Elizabeth Eldridge
                                                     Title: Vice President

Dated:  September 21, 1999



                                 EXHIBIT INDEX

Exhibit No.          Description                                 Page No.

23.2                 Consent of Independent Accountants
                     (Deloitte & Touche LLP)                         5



                EXHIBIT 23.2 CONSENT OF INDEPENDENT ACCOUNTANTS
                            (DELOITTE & TOUCHE LLP)




INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation in the Prospectus Supplement of ACE Securities Corp. relating to ACE Securities Corp. Home Loan Trust 1999-A, dated August 6, 1999, of our report dated August 6, 1999 insofar as such report relates to the balance sheet of ACE Securities Corp. Home Loan Trust 1999-A. We also consent to the reference to our Firm under the caption "Experts."

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
New York, New York
August 12, 1999